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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported)  September 7, 2005
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                          Strategic Hotel Capital, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

              001-32223                                      33-1082757
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        (Commission File Number)                          (I.R.S. Employer
                                                         Identification No.)

   77 West Wacker Drive, Suite 4600,
          Chicago, Illinois                                    60601
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (312) 658-5000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.     Entry Into a Material Definitive Agreement.

On September 7, 2005, SHC Schaumburg II, L.L.C., a wholly owned subsidiary of Strategic Hotel Funding, L.L.C. ("SHCS"), the operating partnership of Strategic Hotel Capital, Inc. (the "Company"), entered into an Agreement for Sale and Purchase of Hotel (the "Sale and Purchase Agreement") with The Procaccianti Group, LLC ("Procaccianti"). Pursuant to the Sale and Purchase Agreement, SHCS agreed to sell the Marriott Schaumburg hotel to Procaccianti for a purchase price of $23,880,000 (the "Transaction"). The Transaction, which is expected to close during the fourth quarter of 2005, remains subject to customary closing conditions.

The Sale and Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Sale and Purchase Agreement is qualified in its entirety by reference to the full text of the agreement.

Item 7.01      Regulation FD Disclosure.

A copy of the press release relating to the Transaction is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

This Current Report contains forward-looking statements about the Company. Except for historical information, the matters discussed in this Current Report are forward-looking statements subject to certain risks and uncertainties that could cause the actual results to differ materially, including but not limited to the following: ability to dispose of existing properties in a manner consistent with our investment strategy; availability of capital; ability to obtain or refinance debt; rising interest rates; rising insurance premiums; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REIT's; and changes in generally accepted accounting principles, policies and guidelines applicable to REIT's.

Additional risks are discussed in the Company's filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this Current Report, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of a new information, future events or otherwise.


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Item 9.01      Financial Statements and Exhibits.

        (c)    Exhibits.

Exhibit No.    Description
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     10.1      Agreement for Sale and Purchase of Hotel dated as of September 7,
               2005, by and between SHC Schaumburg II, L.L.C. and The
               Procaccianti Group, LLC
     99.1      Press Release dated September 12, 2005


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRATEGIC HOTEL CAPITAL, INC.


September 13, 2005                          By:    /s/    Monte J. Huber
                                                   -----------------------------
                                                   Name:  Monte J. Huber
                                                   Title: Vice President,
                                                          Controller & Treasurer










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